NAREIT REITWeek Conference

June 3-4, 2014


4570

RELIABLE. ANSWERS.

DukeREALTY

Contents



Strategy for Success

Focus on growth in industrial and medical office properties, mainly through development

Improve overall operations while focusing on cash flow (AFFO) growth



ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

Continue to improve our Balance Sheet and leverage profile

Strategies for delivering shareholder value







ASSET STRATEGY

The Journey – Repositioning Goals Achieved

Portfolio Breakdown*
September 30, 2009


Medical Office 5%
Industrial 36%
Office 56%
Retail 3%

$3.0B Acquisitions


Office $131M (4%)
Medical Office $747M (25%)
Industrial $2,159 M (71%)

$3.3B Dispositions


Medical Office $361M (11%)
Industrial $269M (8%)
Retail $227M (7%)
Office $2,438M (74%)

$1.5B Development


Office $200M (13%)
Medical Office $576M (37%)
Industrial $758 M (50%)

Strategic Repositioning Targets Achieved*
December 31, 2013


Medical Office 15%
Office 25%
Industrial 60%

*Based on NOI

Asset Repositioning Milestones



Launch Asset Repositioning Strategy
$320M Dugan JV acquisition
$ 465M Premier acquisition
$413M CBRERT disposition
$130M in new development starts
$106M TA acquisition (Chicago / Calif)
$1.1B Blackstone disposition
$201M in new development starts
$355M Seavest MOB acquisition
$92M Harbin MOB acquisition
$125M California acquisitions
$520M in new development starts
$98M CapTrust Tower disposition
$135M Midwest office disposition
$210M MOB disposition
$188M Pembroke retail disposition
$320M USAA portfolio acquisition
$666M in new development starts
2009
2010
2011
2012
2013

Superior Asset Quality

- Highest quality portfolio of large, modern bulk industrial assets in key distribution markets
- Best in class MOB development platform and portfolio, with newest properties and highest hospital system credit
- Suburban office portfolio now less than 25%, with NOI growth opportunities through lease up and growth in markets such as Raleigh, South Florida and Nashville
- Built-in annual rent escalations fueling same property growth


1009

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

Premier Quality Industrial Portfolio

Building Size Breakdown



<100K SF: 8%
10 Million Total SF
>500K SF: 41%
53 Million Total SF
65 Million Total SF
100K-500K SF: 51%

Average Tenant Size

(in square feet)



22K
92K
530K
<100K SF
100K-500K SF
>500K SF
|----------------Building Size-------------|

Occupancy



93.2%
92.5%
97.2%
<100K SF
100K-500K SF
>500K SF
|------------Building Size-----------|

Best in Class Domestic Industrial Portfolio

U.S. Industrial Exposure
(in millions of square feet[1])



< 100K SF
100K-500K SF
> 500K SF
241
42
144
55
PLD
116
9
61
46
DRE
78
15
40
23
LPT
65
9
41
15
DCT
73
24
35
14
FR
36
2
28
6
STAG
32
17
14
1
EGP

(1) Estimates based on pro rata ownership % of domestic, industrial-only facilities. Source: Q1 2014 company supplementals and CoStar database May 2014.

Average Building Size
(000's square feet)



78
EGP
95
FR
151
LPT
158
PLD
158
DCT
224
STAG
254
DRE

Source: Estimates based on domestic, industrial-only facilities per Q1 2014 company supplementals

Average Building Age
(in years)



DRE 12
LPT 15
DCT 19
PLD 20
EGP 21
FR 25
STAG 27

Source: Per CoStar database based on wtd avg RBA, bulk and flex categories, May 2014.

Industrial Portfolio Transformation

Evolution of Industrial Geographic Concentration



Seattle
Northern California
Southern California
Phoenix
Minneapolis
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Nashville
Dallas
Houston
Atlanta
Savannah
Central Florida
South Florida
Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh
2009 Concentration
2014 Q1 Concentration
< $100MM
$100MM – $150MM
$150MM – $200MM
$200MM – $300MM
$300MM – $450MM
> $450MM

Note: Does not account for DRE "Other East" and "Other Midwest" markets. Basis at owner share in investment $ dollars basis

- Increased the size of industrial portfolio by adding over $2.5B of new industrial investments
- Improved the quality and number of regions by expanding to crucial high growth markets, such as:
  - South Florida
  - Southern California
  - Northern California
  - New Jersey
  - Pennsylvania

Now 15% of Industrial NOI

Big Box : Strong Rent Growth and E-Commerce Trends

Strong Market Rent Growth Momentum


Rent Index (11Q2=100)
110
108
106
104
102
100
98
11Q2
11Q4
12Q2
12Q4
13Q2
13Q4
14Q2
14Q4
Duke markets Big Box
Duke markets all sizes & PPR Forecast
Duke markets Small Box
Non- Duke markets Big Box

- Market rent growth continues to accelerate. Projections are 3.3% average annual growth through 2017
- Big box continues to outperform
- Duke Realty market rent growth outperforming the PPR54
- Duke Realty actual net effective rent growth for industrial trending up: +8.3% for Q1 2014

E-Commerce Sales Growth Very Strong


Annual Sales Growth
35%
25%
15%
5%
(5%)
02
03
04
05
06
07
08
09
10
11
12
13
E-commerce sales growth
Overall retail sales growth

- E-commerce sales growth currently growing at a double digit rate over conventional retail
- E-commerce currently 9% of all retail sales, expected to trend towards 20% by 2020
- Duke Realty a leading national facility operator/developer to major users of modern bulk industrial space

*Graph sources: CoStar / PPR; E-commerce & retail sales figures are 4Q rolling avg, total retail ex-autos, gas and fuel; *PPR54 minus 22 Duke MSAs; Big Box 1990+ & 100K SF+; Small Box <100K SF*


10344
FORUM
PPI

ASSET STRATEGY
OFFICE PORTFOLIO

Office Strategy

- Reached 25% target at year-end 2013 according to plan
- Continue to sell older, non-strategic assets
- Develop remaining office land bank primarily with build to suit projects
- Capitalize on improving economy and quality assets by leasing up portfolio to historic levels







Office Portfolio Transformation

Evolution of Office Geographic Concentration



Minneapolis
Chicago
Indianapolis
St. Louis
Cleveland
Columbus
Cincinnati
Washington DC
Nashville
Raleigh
Atlanta
Dallas
Houston
Central Florida
South Florida

- 2009 Concentration
- 2014 Q1 Concentration

- < $100MM
- $100MM – $150MM
- $150MM – $200MM
- $200MM – $300MM
- $300MM – $450MM
- > $450MM

- Reduced the size of office portfolio by disposing of over $2.2B of investments
- Reduced exposure to markets such as:
  - Atlanta
  - Cincinnati
  - Chicago
  - Columbus
  - Minneapolis

Note: Does not account for DRE "Other East" markets. Basis at owner share in investment $ dollars basis

Office Portfolio Evolution – Key Metrics

69% of Office NOI in attractive high growth markets and submarkets where DRE has dominant position

	Total Office Percent of NOI	Current Occupancy	Avg Age (years)
Highest Quality Assets in Stable & Growing Markets			
Raleigh	19%	93%	12
Indianapolis	19	93	13
South Florida	11	92	13
Nashville	8	94	11
Atlanta	6	92	7
Houston / Dallas	4	100	2
Central Florida	1	92	10
Subtotal	**69%**	**93%**	**11**
More Challenging Markets with Mixed Asset Quality			
Cincinnati	16%	85%	22
Washington D.C.	7	80	14
St. Louis	7	81	24
Cleveland	1	59	25
Subtotal	**31%**	**81%**	**20**
Total	**100%**	**88%**	**15**


800
CLINIC

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus or aligned with major hospital systems
- Long term leases averaging nearly 13 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	64	8	72
Investment $	$1.25 B	$132 M	$1.4 B
Square Feet	5.3 M	400 K	5.7 M
Leased Occupancy	94%	90%	93%

As of 3/31/14



MOB Off-Campus 3%
MOB Aligned w/ Health System 25%
MOB On-Campus 72%

Investment by product type

Top Health System Relationships

High Quality, Growing Cash Flow and Strong Development Opportunities

Health System	Credit Rating (Moody's)	Rentable SF	% of Tot Square Feet
Veterans Administration	Aaa	224,000	3.5%
Ascension Health	Aa1	530,000	8.2%
Health & Hospital Corp Marion County	Aa1	274,000	4.3%
Baylor Health Care System	Aa2	834,000	14.6%
Catholic Health Initiatives	Aa2	250,000	3.9%
Franciscan Alliance, Inc.	Aa3	283,000	4.4%
Adventist Health	Aa3	201,000	3.1%

Overall 56% of space leased to "A" or better rated tenants

Lease Expirations
(% of MOB In-Service Sq. Ft.)


2%
1%
4%
4%
8%
5%
9%
2014
2015
2016
2017
2018
2019
2020

As of 3/31/14

Best in Class Medical Office Platform

Peer Comparison

Bold = *#1 in metric*

	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	72	216	207	198	288	327
Square Feet (in MM's)	5.7	14.4	14.1	14.0	14.1	18.0
Total Investment (in $MM's)	$1,390	$3,444	$2,683	$2,998	$2,976	$3,780
Operating Statistics						
Average Age [1]	**6 yrs**	11 yrs	20 yrs	--	11 yrs	16 yrs
Square Feet / Property	**79k SF**	67k SF	68k SF	71k SF	49k SF	55k SF
Est'd Annualized NOI $ / SF	**$17.7**	$17.6	$15.2	$16.2	$16.6	$16.1
In-Service Occupancy	**94%**	**94%**	91%	86%	91%	91%
Same Prop NOI Growth	3.9%	1.5%	**4.3%**	0.5%	3.0%	1.6%
% of MOB's On-Campus / Aligned [2]	**97.4%**	89.3%	94.4%	87.4%	96.0%	96%

Sources: Company filings as of Q1 2014

Notes
1. In service portfolio per disclosure or weighted on average investment basis per latest 10K filing
2. On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest


ACE
ACE

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

- 40 years of experience in development
- Land bank in strategic locations that can support approximately 54 million square feet of development (85% bulk industrial)
- Strategic relationships with national customers, with 81% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

Track Record	Project Count	Investment ($ millions)	Yield[1]	Estimated Value Creation at Market Cap Rates[2]	Estimated Profit Margin
2004 – Q1 2014	248	$4,553	8.3%	$822 million	18%
Current Pipeline	25	607	7.6%	$132 million	22%
Total	273	$5,160	8.2%	$954 million	18%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, sources include CBRE and internal records

Scalable Development Platform - Proven through Cycles



Development Starts
(in $ millions)
Office
Medical
Industrial
$373M Total
101
188
84
$236M Total
220
16
$130M Total
56
74
$202M Total
63
120
19
$520M Total
23
194
302
$666M Total
114
179
372
$108M Total
108
2008
2009
2010
2011
2012
2013
2014 YTD

- Medical office development was significant even during recession
- 2013 and Q1 2014 development starts expected to generate approximately $157 million of value creation with a 22% profit margin

Improved Development Risk Profile



Development Pipeline
(in $ millions)
% of Gross Assets
$188
$652
$907
$1,046
$551
$195
$148
$169
$524
$611
$607
16%
12%
8%
4%
0%
Development Pipeline as a % of Gross Assets
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 YTD

Preleased:	59%	42%	34%	51%	46%	61%	**88%**	**89%**	**73%**	**89%**	**86%**

Strong Relative Development Pipeline

Development Will Drive Value Creation and Be Immediately Accretive

Total US Pipeline Size
(in $ millions)



$575
$607
$418
$211
$95
$98
PLD
DRE
LPT
DCT
FR
EGP

Pre-lease %



51%
86%
65%
35%
29%
28%
PLD
DRE
LPT
DCT
FR
EGP

Note: Pipeline size and pre-lease % only include domestic projects under development and exclude pre-stabilized in-service developments; however, pre-lease % for PLD includes pre-stabilized developments already placed in-service due to no break-out in supplemental. Source: Q1 2014 company supplementals

Select 2013 and 2014 Industrial & Office Development Starts



Columbus Industrial
- Build-to-suit on Duke Realty land for Ace Hardware
- 534,000 SF
- 100% pre-leased; 10+ year lease term



Columbus Industrial
- Build-to-suit on Duke Realty land for Bon Ton Stores
- 744,000 SF
- 100% pre-leased; 10+ year lease term



New Jersey Industrial
- Speculative development on Duke Realty land
- Newark airport submarket
- 494,000 SF



Indianapolis Industrial
- Two build-to-suits on Duke Realty land
- 1.7 million total SF in 50% owned JV
- 100% pre-leased



Nashville Industrial
- Regional distribution center build-to-suit for Starbucks on Duke Realty land
- 680,000 SF; 8 year lease term
- 100% pre-leased



Baltimore Industrial
- Two build-to-suits on Duke Realty land at Port of Baltimore for Amazon
- 1.4 million total SF
- 100% pre-leased, 15 year lease terms



Houston Industrial
- Two speculative developments on Duke Realty land
- 475,000 SF



Houston Industrial
- Speculative development on Duke Realty land
- Airport submarket
- 240,000 SF
- 100% pre-leased to Amazon



Atlanta Industrial
- Two build-to-suits on Duke Realty land for HH Gregg and Fedex
- 480,000 total SF
- 100% pre-leased



Raleigh Office
- Perimeter Two & Three on Duke Realty land
- 452,000 total SF
- 97% and 71% pre-leased, respectively

Healthcare Development Pipeline


St. Vincent's Women's MOB
Carmel, IN
86,000 SF, 72% pre-leased
Palisades Healthcare
North Bergen, NJ
57,000 SF, 70% pre-leased
Centerre/Mercy
Springfield, MO
60,000 SF, 100% pre-leased
TriHealth West Chester MOB
Cincinnati, OH
49,000 SF, 100% pre-leased
Baylor Healthcare (3 Facilities)
Dallas, TX
92,000 total SF
100% pre-leased
Centerre Baptist Rehab Hospital
Memphis, TN
53,000 SF, 100% pre-leased

Development Spotlight Baltimore: In-fill Redevelopment

Chesapeake Commerce Center

- 184 acre site that was originally a GM auto assembly plant
- Duke Realty acquired in 2006
- Required extensive site demolition, remediation and clean-up; 96% of demolished material recycled
- Adjacent to Port of Baltimore and I-95 with rail access
- Original development capacity of nearly 3 million SF of primarily industrial


Downtown
Baltimore
Chesapeake
Commerce Center
Dundalk
Brooklyn
Brooklyn Park


Pre-2006, GM Assembly Plant


Q3 2007 – Site Demolition &
Remediation Complete
AMAZON SITE
95

Development Spotlight Baltimore: Build-out & Value Creation

- Development launched in mid-2007 with two speculative distribution facilities totaling 460,000 SF. Both facilities 100% leased within 10 months of delivery
- In 2008 sold 27 acres of land for a 51% gain
- In late 2012, began conversations with Amazon about site capabilities to accommodate at least 1 million SF of distribution space at the site
- Q3 2013 Amazon executed lease agreement and BTS development for 1 million SF facility; Q1 2014 Amazon executes second lease and BTS for 345,000 SF facility
- 1.8 million SF of modern bulk facilities developed. **$44 million of value created; 33% development margin over costs**



Site Plan
Under Construction
Under Construction
(see aerial below)
CSX Railroad
Norfolk Southern
Seagirt Marine Terminal



Amazon BTS II
350,000 SF
15 Year Lease
Amazon BTS I - 1m SF, 15 Year Lease

Strategic Land Bank to Drive Growth

HELD FOR DEVELOPMENT


Office
34%
$545[1]
million
Industrial
66%

1) Includes our share of JV land ($63MM) and excludes held for sale ($89MM)

- Strategically located in key distribution markets and vibrant commercial corridors
- Cost feasibility and development strategies completed for all land investments; Land fully zoned for intended use
- 2013 sales from non-strategic parcels of $52 million at a 20% gain over book basis; also monetized $62 million for development in 2013
- Monetized on average $101 million per year from sales and development since 2000

	Developable Square Feet		
	Industrial	Office	Primary Markets
Midwest	24.0	3.1	Indianapolis, Chicago, Cincinnati, Columbus, Minneapolis, & St. Louis
East	2.8	1.6	New Jersey, Baltimore, Raleigh and Washington D.C.
Southeast	11.5	2.5	Atlanta, Central Florida, South Florida and Nashville
Southwest	7.5	0.6	Phoenix, Dallas and Houston
Total	45.8 million SF	7.8 million SF	


01
02
CROWN

OPERATING STRATEGY

Operational Success and Future Growth Opportunities

- Completed asset repositioning into higher quality, higher rental rate growth assets with minimal FFO per share dilution and annual growth in AFFO per share (**6% CAGR**)
- Proven same property NOI outperformance, well positioned for continuing same property growth through (a) occupancy upside, (b) embedded rent escalations, and (c) improving rental rate growth (7.9% growth on Q1 renewal rents)
- Ability to push industrial rents because of occupancy and asset quality
- 2014 expected AFFO payout ratio of 72%, and current AFFO multiple of approximately 18x at the low end of sector and well positioned for continued growth

Historical Occupancy Supports Additional Upside



96.7%
95.0%
Dec '06
95.8%
June '06
93.7%
92.6%
June '07
88.1%
95.3%
94.0%
June '07
Q1 2014 Occupancy
Peak Occupancy
Bulk Industrial
Medical Office
Suburban Office
Total Portfolio

Note: Peak occupancy represents Stabilized or In-Service properties greater than 1 year, to adjust for merchant development program between 2005 and 2007. Q1 2014 occupancy represents Total In-Service portfolio.

Improving Operating Performance

Strong Cash Flow Growth and Payout Ratio



$'s per share
0.94
0.84
0.74
89%
87%
82%
76%
72%
$0.76
$0.78
$0.82
$0.90
$0.94
2010
2011
2012
2013
2014E
92%
82%
72%
AFFO Payout Ratio
AFFO/Share
AFFO Payout Ratio

Steady Same Property NOI Growth



+0.9%
+3.2%
+2.5%
+3.7%
+3.0%
2010
2011
2012
2013
2014

Peer AFFO Payout Ratio Analysis



Office Average: 87%
Industrial Average: 80%
75%
91%
96%
72%
51%
57%
83%
84%
91%
98%
98%
BDN
HIW
PKY
DRE
FR
PSB
DCT
EGP
STAG
PLD
LPT

Source: SNL 2014 consensus, DRE at guidance mid-point

Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases)



Portfolio
Industrial Only
-4.8%
-4.7%
-0.9%
-3.4%
1.5%
1.8%
3.1%
4.3%
7.9%
8.3%
2010
2011
2012
2013
2014 YTD

Consistent NOI Growth Outperformance



Duke Realty
Suburban Office Peers (2)
Industrial Peers (3)
Annual Same-Store NOI Growth (1)
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(2.0%)
1.5%
3.7%
(0.3%)
3.4%
(0.8%)
1.8%
5-Year Avg.
1-Year Avg.

Sources SNL and company filings

Notes

1. Based on simple average of calendar year-over-year annual same-property cash NOI growth. Five year analysis measures 2009 - 2013
2. Suburban Office Peers include BDN, HIW, LPT, and PKY; weighted by historical market cap
3. Industrial Peers include AMB, DCT, EGP, FR, PLD, PSB, and STAG, AMB data for 2010 and 2009, merged PLD thereafter; weighted by historical market cap



CAPITAL STRATEGY

Balance Sheet Quality

- Achieved original leverage goals established in 2009
- Continue to delever through assets sales and ATM to fund highly pre-leased development pipeline
- Improved portfolio quality generating cash flow growth and improved coverage metrics
- Well balanced annual debt maturities
- Significant liquidity with $850 million LOC with little to no borrowings and low near-term maturities
- Low percentage of secured and variable rate debt compared to peer group
- Rated Baa2 by Moody's and **recent upgrade by S&P to BBB**

Key Capital Metrics

	2013 Actual	Q1 2014 Actual	Q4 2014 Forecast
Debt to Gross Assets	46%	46%	< 45%
Debt + Preferred to Gross Assets	50%	51%	< 50%
Fixed Charge Coverage Ratio	2.1:1[(1)]	2.2:1[(1)]	2.4:1[(2)]
Debt + Preferred / EBITDA	7.7[(1)]	7.8[(1)]	≤ 7.3[(2)]

(1) TTM (2) Most recent quarter annualized.

- Investment grade rated debt (Baa2/BBB) for over 16 years with proven access to multiple capital sources
- Recent rating upgrades demonstrate commitment to improved leverage profile

Balanced Debt Maturities



($ in millions)
Only 30% of debt matures between 3/31/14 and 12/31/2016
$149
$693
$565
$ 670
$ 559
$1,990
2014
2015
2016
2017
2018
Thereafter
Weighted Avg Interest Rate
3.85%
6.23%1
5.97%
5.82%
4.04%
5.54%
(1) Excludes impact from LOC maturing in 2015
JV Debt
Secured Debt
Unsecured Debt

Duke Realty Peer Debt Metrics

Low level of secured and variable rate debt creates flexibility and lowers volatility

Variable Rate Debt / Total Debt



Office Average: 9.2%
Industrial Average: 7.6%
0.0%
3.9%
23.6%
10.1%
0.0%
0.0%
2.6%
3.8%
11.1%
17.8%
18.0%
PKY
BDN
HIW
DRE
LPT
PSB
PLD
FR
EGP
STAG
DCT

Secured Debt / Total Debt



Office Average: 43.8%
Industrial Average: 43.3%
24.1%
25.7%
81.7%
24.9%
16.7%
19.8%
21.6%
41.1%
49.1%
55.0%
100.0%
HIW
BDN
PKY
DRE
LPT
DCT
PLD
STAG
FR
EGP
PSB

Key:
Office: BDN=Brandywine; HIW=Highwoods; PKY=Parkway
Industrial: DCT=DCT Industrial Trust; EGP=Eastgroup; FR=First Industrial; LPT=Liberty; PLD=Prologis; PSB= PS Business Parks; STAG= STAG Industrial
Data source: SNL Financial, 5/28/14

Solid Credit Ratings Relative to Peers

	High BBB	Mid BBB	Low BBB	High BB
LPT	Moody's	S&P		
PLD	S&P	Moody's		
PSB	S&P	Moody's		
DRE		**Moody's, S&P**		
EGP		Moody's, Fitch		
HIW		Moody's, S&P		
DCT		Moody's	S&P	
BDN			Moody's, S&P	
STAG			Fitch	
FR			S&P	Moody's
PKY (not rated)				

Note: Fitch listed as second rating if both Moody's and S&P do not rate the firm. Stag is only rated by Fitch; Source:JP Morgan Credit Research, May 2014

WHY DUKE REALTY

Duke Realty Score Card

Asset Strategy

Asset Concentration	2010		2013
Industrial	43%	↑	60%
Office	50%	↓	25%
Medical Office	5%	↑	15%

Note: On a Q4 NOI basis. 2010 column excludes retail exposure of 2%

Capital Strategy

Key Metrics	2010		Q4 2014 Forecast
Fixed Charge Coverage	1.8	↑	2.4
Debt Plus Preferred to EBITDA	8.9	↓	< 7.3
Debt Plus Preferred to Gross Assets	55%	↓	< 50%

Operations Strategy

Key Metrics	2010	2011	2012	2013	2014 Midpoint
Core FFO Per Share	$ 1.15	1.15	1.02	1.10	1.15
Core AFFO Per Share	$ 0.76	0.78	0.82	0.90	0.94

6% CAGR

- Successfully repositioned portfolio towards industrial concentration
- Successfully improved all key leverage metrics
- Achieved consistent growth in AFFO per share of nearly 6% per year

Valuation Statistics – Undervalued on Relative Basis

Price / 2014E FFO



Office Average: 13.0 x
Industrial Average: 17.5 x
14.5x
14.0x
10.4x
15.2x
22.9x
18.4x
16.7x
16.5x
16.4x
15.9x
15.4x
PKY
HIW
BDN
DRE
PLD
EGP
DCT
PSB
FR
STAG
LPT

Price / 2014E AFFO



Office Average: 21.4 x
Industrial Average: 23.4 x
24.3x
21.5x
18.5x
18.9x
31.0x
24.5x
24.0x
23.8x
23.5x
20.4x
16.4x
PKY
HIW
BDN
DRE
PLD
PSB
EGP
FR
DCT
LPT
STAG

Total Market Cap ($ in billions)



Office Average: $4.9
Industrial Average: $8.2
Industrial Median: $4.1
$32.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.9
$5.4
$3.5
$10.9
$31.4
$9.3
$4.2
$4.1
$3.5
$2.9
$2.1
HIW
BDN
PKY
DRE
PLD
LPT
DCT
PSB
FR
EGP
STAG

Implied Cap Rate (1)



Office Average: 6.4%
Industrial Average: 6.2%
7.0%
6.2%
6.1%
6.6%
7.0%
6.7%
6.6%
6.3%
5.7%
5.5%
5.4%
BDN
HIW
PKY
DRE
STAG
LPT
FR
PSB
DCT
PLD
EGP

KEY: Office: BDN=Brandywine; HIW=Highwoods; PKY=Parkway; Industrial: DCT=DCT Industrial Trust; EGP=Eastgroup; FR=First Industrial; LPT=Liberty; PLD=Prologis; PSB= PS Business Parks; STAG= STAG Industrial. Data source: SNL Financial, 5/28/14

(1) Based on Street Research from 5/19/14 and 5/9/14

2014 Range of Estimates

$ in millions

Metrics	2013 Actual	Pessimistic	Optimistic	Key Assumptions
Core FFO per share	$1.10	$1.12	$1.18	- Original range $1.11 to $1.19 - Continued improvement in operating fundamentals - Development projects
Core AFFO per share	$0.90	$0.91	$0.97	- Continued benefits from asset repositioning strategy
Average Occupancy - In-Service	93.3%	93.25%	94.75%	- Positive momentum continued, although slower pace - Expirations only 8% of portfolio
Same Property NOI Growth	3.7%	2.0%	4.0%	- Occupancy growth slowing - Improved rental rate assumptions
Building Acquisitions	$555	$150	$300	- Remain highly selective in acquiring high quality industrial facilities
Building Dispositions	$877	$500	$700	- Continue to prune remaining office and retail
Land Sale Proceeds	$52	$30	$50	- Selling identified non-strategic parcels - Demand improving
Development Starts	$666	$350	$450	- Comprised of industrial and medical office - Substantially pre-leased
Service Operations Income	$27	$16	$22	- Consistent with fourth quarter 2013 levels
General & Administrative expense	$43	$44	$40	- Continued efficiency gains

Why Duke Realty?

- ✓ Talent and Leadership with Proven Ability to Execute
- ✓ Superior Asset Quality
- ✓ Strategically Located Land Bank and Experienced Development Capabilities
- ✓ Proven Operational Success and Future Growth Opportunities
- ✓ Balance Sheet Strength
- ✓ Relative Value vs. Peers
- ✓ Top Tier Corporate Governance*

*2014 ISS "Quickscore" rank in top 10% of the average of S&P400 companies. For REIT sector, one of the leading REIT research firm's composite corporate governance metric ranks DRE in the 97th percentile on average 2008 thru 2013.

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.